Exhibit 10.2
FIRST AMENDMENT
TO
EMPLOYMENT AGREEMENT
This First Amendment to Employment Agreement is entered into as of October 27, 2016 (the “Amendment”) by Lancaster Colony Corporation, an Ohio corporation (the “Company”), and David A. Ciesinski (the “Executive”) (collectively, the “Parties”).
WHEREAS, the Parties have entered into an Employment Agreement, dated April 18, 2016 (the “Existing Agreement”); and
WHEREAS, the Parties hereto desire to amend the Existing Agreement to reflect the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.
2.Amendments to the Existing Agreement. Notwithstanding anything to the contrary in the Existing Agreement or the General Release attached as Exhibit A thereto (the “General Release”), Executive understands that nothing contained in the Existing Agreement or the General Release limits Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”). Executive further understands that this Agreement does not limit Executive’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. The Existing Agreement and the General Release do not limit Executive’s right to receive an award for information provided to any Government Agencies.
3.Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the date of the Existing Agreement (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after Each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Existing Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement will mean and be a reference to the Existing Agreement as amended by this Amendment.
4.Miscellaneous.
(a)This Amendment is governed by, and construed in accordance with, the laws of the State of Ohio, without regard to the conflict of laws provisions of such State.
(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.
[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

LANCASTER COLONY CORPORATION

By	/s/ John B. Gerlach, Jr.

Name: John B. Gerlach, Jr.
Title: Chief Executive Officer

EXECUTIVE

/s/ David A. Ciesinski
David A. Ciesinski

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